Exhibit 99.2 Agriculture & Natural Solutions Company Limited Agriculture & Natural Solutions Acquisition Corporation’s Business Combination with Australian Food & Agriculture Company Limited Creating platform to achieve our goal of becoming the world’s largest Ag, carbon, premium product and operating upside play Proprietary and Confidential | Do Not Distribute August 2024 1

Important Notice & Disclaimer Disclaimer Forward Looking Statements This presentation (the “Presentation”) includes certain statements that are not historical facts but are forward-looking statements. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “could,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” “project,” “anticipate,” “will likely result,” or the negatives of these terms or variations of them and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. All statements, other than statements of present or historical fact included in this Presentation, including those regarding the creation of a platform to achieve our goal of becoming the world’s largest ag, carbon, premium product and operating upside play, natural capital solutions driving carbon sequestration, carbon mitigation adding to the economic rent, agricultural land providing protection against inflation, the impact of short-term events such as droughts, floods and the movement of commodity prices on returns from agricultural land, the Australian farmland opportunity, the prospective return profile on farm and ranch lands, our vision for the combined company, Agriculture & Natural Solutions Company Limited (“NewCo” or “ANSC”), decarbonization potential, upside through operations and optimization, premiumization opportunities, renewable energy potential, creation of alpha, operational improvements, participation in Australia’s regulated carbon compliance market through pursuit of new soil carbon projects, opportunity to develop biodiversity credits, product branding and growth in wool and sheepmeat revenue, AgTech upside, land appreciation, potential revenue from a wind farm, near-term capex program, livestock expansion and soil carbon program, optimization of cotton cropping, environmental plantings carbon program, solar-powered water pumps, EBITDA uplift, performance improvements and practice changes, the demand and growth of Australian Carbon Credit Units, increases in carbon prices, time controlled grazing and other carbon development practices, capital appreciation, projected EBITDA yield, the terms of the potential business combination (the “Proposed Business Combination”) between Agriculture & Natural Solutions Acquisition Corporation (the “SPAC”), NewCo and Australian Food & Agriculture Company Limited (“AFA” or the “Company”), the ability of the parties to consummate a potential private placement in connection with the Proposed Business Combination (the “Private Placement”) or the Proposed Business Combination on the stated timeline, use of proceeds from the Private Placement or the Proposed Business Combination by ANSC, the benefits of the Proposed Business Combination, future performance of ANSC relative to other agricultural and livestock companies, ANSC’s strategy, operations, growth plans and management objectives, competition in the agricultural and livestock sector, AFA’s market position and expansion, and ANSC’s future performance are forward-looking statements. These statements are based on various assumptions, some of which are identified in this Presentation, and on the current expectations of the respective management of the SPAC and AFA and are not statements regarding actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of the SPAC, NewCo or AFA. Potential risks and uncertainties that could cause actual results to differ materially from those expressed or implied by forward-looking statements include in part, but are not limited to, (i) changes in domestic and foreign business conditions, markets, energy prices, interest rates, and financial, political and legal conditions; (ii) the inability of the parties to successfully or timely consummate the Proposed Business Combination because regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that adversely affect ANSC or the expected benefits of the Proposed Business Combination or the approval of the SPAC and AFA shareholders is not obtained; (iii) the variability of AFA’s business, related to changes in livestock and soft commodity price fluctuations, which may cause significant changes in revenue and operating results year over year; (iv) a rise in the price of inputs related to the production and distribution of AFA’s products, such as personnel, fertilizer, chemicals, and transport costs; (v) the fact that the majority of AFA’s sales are under short-term contracts to customers (i.e., meat processors, etc.) in Australia, which conveys significant negotiating power on customers for the acquisition of livestock and soft commodities; (vi) the occurrence of unforeseen natural events such as flood, drought, fire, hail, bushfires and other extreme weather conditions affecting AFA’s production and property; (vii) threat of an outbreak of crop disease, livestock disease and pestilence; (viii) threats to the health and safety of livestock, agriculture and other environmental issues; (ix) water scarcity in Australia given the relatively dry and variable climate where AFA does business and potential for prolonged periods of lower than average rainfall in Australia, along with the emergence of climate change; (x) wide fluctuations in prices of agricultural commodities and derivatives due to changes in factors including weather, crop disease, plantings, government programs and policies; (xi) competition, changes in global demand, changes in standards of living and global production of similar and competitive crops; (xii) product safety or quality risks; (xiii) shifting consumer preferences; (xiv) federal, state, and local regulation affecting AFA’s operations and socially acceptable farming practices, including changes to and the imposition of new practices and regulations; (xv) decreased water allocations from the relevant Australian governmental authorities and changes to water regulations that adversely impact the growth of pasture and crops and availability of water for direct consumption by AFA’s livestock; (xvi) prolonged periods of lower than average rainfall in Australia and the adverse effect of global climate change trends on AFA and its suppliers and customers; (xvii) safety incidents related to AFA’s business, including related to heavy farming equipment handling, that lead to serious injury or to death of AFA’s employees or contractors; (xviii) AFA’s ability to recruit new and maintain existing distributors and key contractors; (xix) fluctuations in the price, availability and quality of electricity and other raw materials and contracted products as well as adverse movements in currency exchange rates; (xx) AFA’s loss of key customers or AFA’s failure to attract new customers; (xxi) AFA’s loss of key personnel including management personnel with particular expertise in the agricultural sector; (xxii) the inability to complete the Private Placement; (xxiii) the failure to realize the anticipated benefits of the Proposed Business Combination; (xxiv) the amount of redemptions by the SPAC’s shareholders in connection with the Proposed Business Combination; (xxv) the level of consumer demand for AFA’s products; (xxvi) general global and local economic conditions, including access to capital and credit markets and other factors affecting consumer confidence, preferences, and behavior; (xxvii) disruption and volatility in the global currency, capital, and credit markets; (xxviii) NewCo’s ability to list and maintain the listing of its securities on the New York Stock Exchange or another exchange on which NewCo lists; (xxix) changes in global and local governmental regulations and policies, including trade restrictions, food safety regulations sustainability requirements, traceability, environmental laws and other government regulations and mandates; (xxx) AFA’s exposure to litigation claims and other loss contingencies; (xxxi) changes in legal, regulatory, tax, political and economic risks; (xxxii) limitations on AFA’s access to external financing, including access to new debt and refinancing of existing debt, in its capital intensive business; (xxxiii) AFA’s inability to meet its liquidity needs for a certain period, if its assets, securities or commodities cannot be liquidated, sold or traded quickly enough without impacting the market price; (xxxiv) the risk that there will be insufficient cash raised through the Private Placement, or that redemptions by the SPAC’s shareholders will reduce the SPAC’s trust account greater than projected and other sources of cash to complete the Proposed Business Combination may also be insufficient to meet the minimum cash condition required for the closing; (xxxv) environmental, health and safety regulations; (xxxvi) consumer product liability claims; and (xxxvii) a disruption in transportation services. The foregoing list of potential risks and uncertainties is not exhaustive. More information on potential factors that could affect the SPAC or AFA is included on the “Risk Factors” slides of this Presentation and in the sections entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in the SPAC’s final prospectus relating to its initial public offering, dated November 8, 2023, and the SPAC’s public reports filed with the United States Securities and Exchange Commission (“SEC”), including its Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K as well as the other documents the SPAC, NewCo and/or AFA has filed, or will file, with the SEC, including a Registration Statement on Form F-4 that will be filed in connection with the Proposed Business Combination (the “Registration Statement”) that will include a proxy statement/prospectus in connection with the SPAC’s solicitation of proxies for the meeting of the SPAC’s shareholders to be held to approve, among other things, the Proposed Business Combination. If any of these risks materialize or the SPAC’s or AFA’s assumptions prove incorrect, actual results could differ materially from the results implied by the forward-looking statements contained in this Presentation. There may be additional risks that none of the SPAC, NewCo or AFA presently know, or that the SPAC, NewCo and AFA currently believe are immaterial, that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect the SPAC’s and AFA’s expectations, plans or forecasts of future events and views as of the date of this Presentation. None of the SPAC, NewCo or AFA gives assurance that any of the SPAC, NewCo, AFA or ANSC will achieve any of their expectations. The SPAC, NewCo and AFA anticipate that subsequent events and developments will cause their assessments to change. However, while the SPAC, NewCo and AFA may elect to update these forward-looking statements at some point in the future, the SPAC, NewCo and AFA specifically disclaim any obligation to do so, except as required by law. These forward-looking statements should not be relied upon as representing the SPAC’s, NewCo’s or AFA’s assessments as of any date subsequent to the date of this Presentation. Accordingly, undue reliance should not be placed upon the forward-looking statements. In addition, this Presentation includes a summary set of risk factors that may have a material impact on AFA, NewCo and ANSC. These are not intended to capture all of the risks to which AFA or the Proposed Business Combination is subject or may be subject, and we encourage investors to review the risk factors that will be set forth in the Registration Statement to be filed with the SEC. If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that none of the SPAC, NewCo or AFA presently know or that the SPAC, NewCo and AFA currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. 2

Important Notice & Disclaimer (Cont’d) Industry and Market Data Any industry and market data used in this Presentation has been obtained from third-party publications and sources including from research reports prepared for other purposes. In some cases, we may not expressly refer to the sources from which this information is derived. In addition, all of the market data included in this Presentation involve a number of assumptions, estimates and limitations. While the SPAC, NewCo and AFA believe such third party sources and their internal research are reliable, none of AFA, NewCo, the SPAC or any of their respective affiliates have independently verified the data obtained from these sources and cannot assure you of the accuracy or completeness of the data. These data are subject to change and none of the SPAC, NewCo, AFA or any of their respective representatives or affiliates assumes any responsibility for updating this Presentation based on facts learned following its use. These and other factors could cause the SPAC’s, NewCo’s or AFA’s future performance and actual market growth, opportunity and size and the like to differ materially from the assumptions and estimates presented herein. In addition, this Presentation does not purport to be all-inclusive or to contain all of the information that may be required to make a full analysis of the SPAC, NewCo, AFA or the Proposed Business Combination. Please refer to the business combination agreement and other related transaction documents for the full terms of the Proposed Business Combination. You should make your own evaluation of AFA and of the relevance and adequacy of the information and should make such other investigations and consult your own counsel and tax and financial advisors as to legal and related matters concerning the matters described herein. Financial Information The financial information and data contained in this Presentation is unaudited and does not conform to Regulation S-X promulgated under the Securities Act of 1933, as amended (the “Securities Act”). Accordingly, such information and data may not be included in, may be adjusted in or may be presented differently in, the Registration Statement to be filed with the SEC. All monetary figures included in this Presentation are reflected in U.S. dollars unless otherwise indicated. Non-GAAP Financial Measures This Presentation also includes certain financial measures not presented in accordance with generally accepted accounting principles (“GAAP”) including, but not limited to, EBITDA, Free Cash Flow and certain ratios and other metrics derived therefrom. These non-GAAP financial measures are not measures of financial performance in accordance with GAAP and may exclude items that are significant in understanding and assessing AFA’s financial results. Therefore, these measures should not be considered in isolation or as an alternative to net income, cash flows from operations or other measures of profitability, liquidity or performance under GAAP. You should be aware that the SPAC’s presentation of these measures may not be comparable to similarly-titled measures used by other companies. The SPAC, NewCo and AFA believe these non-GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to AFA’s financial condition and results of operations. The SPAC, NewCo and AFA believe that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends in and in comparing AFA’s financial measures with other similar companies, many of which present similar non-GAAP financial measures to investors. These non-GAAP financial measures are subject to inherent limitations as they reflect the exercise of judgments by management about which items of expense and income are excluded or included in determining these non-GAAP financial measures. This Presentation also includes certain projections of non-GAAP financial measures. Due to the high variability and difficulty in making accurate forecasts and projections of some of the information excluded from these projected measures, together with some of the excluded information not being ascertainable or accessible, the SPAC, NewCo and AFA are unable to quantify certain amounts that would be required to be included in the most directly comparable GAAP financial measures without unreasonable effort. Consequently, no disclosure of estimated comparable GAAP measures is included and no reconciliation of the forward-looking non-GAAP financial measures is included. Use of Projections This Presentation contains financial and operational forecasts with respect to AFA’s and ANSC’s projected financial results, including, but not limited to, Net Revenue, Operating Profit, G&A, EBITDA, Free Cash Flow and certain ratios and other metrics derived therefrom, for AFA’s fiscal year 2024. These projections have been prepared by the SPAC for the purposes of the SPAC’s evaluation of the Business Combination and reflect the current view of the management or board of directors of the SPAC about AFA’s and ANSC’s performance. These projections include data provided by AFA, AFA’s financial results to date, market data and other statistical information from third-party sources, including independent industry publications, government publications or other published independent sources, information obtained from AFA management, third-party consultants, customers, distributors, suppliers, trade and business organizations and publicly available information. Although the SPAC, AFA and NewCo believe these third-party sources are reliable as of their respective dates, none of the SPAC, AFA or NewCo nor any of their respective affiliates or representatives independently verified the accuracy or completeness of this information. Some data is also based on the SPAC’s, AFA’s and NewCo’s good faith estimates, which are derived from their respective investment professionals’ and/or management’s knowledge and experience in the industry and AFA’s review of internal sources and the third-party sources described above, as well as the SPAC’s understanding and expectations of AFA’s and NewCo’s business and expectations regarding pricing, industry trends and other relevant factors, based on discussions with AFA management, the SPAC’s experience with other similar businesses and the agriculture industry generally. None of the SPAC’s, NewCo’s or AFA’s independent auditors have audited, reviewed, studied, compiled or performed any procedures with respect to the projections for the purpose of their inclusion in this Presentation, and accordingly, they did not express an opinion or provide any other form of assurance with respect thereto for the purpose of this Presentation. Such projections are forward-looking statements and are for illustrative purposes only and should not be relied upon as being necessarily indicative of future results. In this Presentation, certain of the abovementioned projected information has been provided for purposes of providing comparisons with historical data. The assumptions and estimates underlying the prospective financial information are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the prospective financial information. These assumptions include but are not limited to those related to market, weather, including natural disasters, and industry conditions, the impact of increasing competition on ANSC’s business, that AFA continues its operations in the normal course and that ANSC is able to conduct its operations as expected, estimated shareholder redemptions in connection with the Proposed Business Combination and costs related to the Proposed Business Combination. A number of factors may affect these assumptions, including weather, crop and livestock yields, crop and livestock prices, livestock valuations, water entitlements, wool yields and prices, labor, damage to infrastructure, or regulatory changes. See “Forward-Looking Statements” above. Accordingly, there can be no assurance that the prospective results are indicative of the future performance of AFA or ANSC or that actual results will not differ materially from those presented in the prospective financial information. Inclusion of the prospective financial information in this Presentation should not be regarded as a representation by any person that the results contained in the prospective financial information will be achieved. Upside Opportunities This Presentation contains a discussion of certain opportunities that the SPAC has identified to increase the net asset value (“NAV”) of ANSC. These upside opportunities are based on estimates by the SPAC’s sponsor and are forward-looking statements that are provided for illustrative purposes only. See “Forward-Looking Statements” above. These upside opportunities are not necessarily indicative of, nor are they a guarantee or prediction of, future results. These upside opportunities reflect numerous estimates and assumptions with respect to general business, economic, regulatory, market and financial conditions and other future events, as well as matters specific to AFA’s business, all of which are difficult to predict and many of which are beyond AFA’s control. As a result, no assurance can be given that any of these upside opportunities will be realized, and you are cautioned not to place undue reliance on these upside opportunities. For more information regarding risk factors that could materially and adversely affect the ability of ANSC to realize these upside opportunities, see “Risk Factors” in this Presentation. 3

Important Notice & Disclaimer (Cont’d) Additional Information About the Proposed Business Combination and Where To Find It In connection with the Proposed Business Combination, the SPAC, NewCo and AFA intend to file the Registration Statement with the SEC, which will include a proxy statement/prospectus of the SPAC in connection with the meeting of the SPAC’s shareholders to approve the Proposed Business Combination and certain other related matters described in the Registration Statement. INVESTORS AND SECURITY HOLDERS OF THE SPAC AND OTHER INTERESTED PERSONS ARE URGED TO READ, WHEN AVAILABLE, THE REGISTRATION STATEMENT, INCLUDING THE PROXY STATEMENT/PROSPECTUS INCLUDED THEREIN, ANY AMENDMENTS THERETO AND DOCUMENTS INCORPORATED BY REFERENCE, AND ANY OTHER RELEVANT DOCUMENTS THAT WILL BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED BUSINESS COMBINATION CAREFULLY AND IN THEIR ENTIRETY BECAUSE THESE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION ABOUT THE SPAC, NEWCO, AFA, ANSC AND THE PROPOSED BUSINESS COMBINATION. After the Registration Statement is declared effective by the SEC, the SPAC will mail the definitive proxy statement/prospectus relating to the Proposed Business Combination to its shareholders as of the record date established for voting on the Proposed Business Combination. Shareholders will also be able to obtain copies of the preliminary proxy statement/prospectus, the definitive proxy statement/prospectus and other relevant materials in connection with the transaction without charge, once available, at the SEC’s website at www.sec.gov or by directing a request to: Agriculture & Natural Solutions Acquisition Corporation, 712 Fifth Avenue, 36th Floor, New York, NY 10019. The information contained on, or that may be accessed through, the websites referenced in this Presentation is not incorporated by reference into, and is not a part of, this Presentation. Participants in the Solicitation The SPAC, NewCo, AFA, and their respective directors and executive officers may be deemed participants in the solicitation of proxies from the SPAC’s shareholders in connection with the Proposed Business Combination. The SPAC’s shareholders and other interested persons may obtain, without charge, more detailed information regarding the directors and officers of the SPAC and their direct or indirect interests therein in the SPAC’s Form 10-K filed with the SEC on March 28, 2024 (File No. 001-41861), including, without limitation, “Item 10. Directors, Executive Officers and Corporate Governance”, “Item 11. Executive Compensation”, “Item 12. Security Ownership of Certain Beneficial Owners and Management and Related Shareholder Matters” and “Item 13. Certain Relationships and Related Transactions, and Director Independence”. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to the SPAC’s shareholders in connection with the Proposed Business Combination will be set forth in the proxy statement/prospectus for the Proposed Business Combination when available. Additional information regarding the interests of participants in the solicitation of proxies in connection with the Proposed Business Combination will be included in the proxy statement/prospectus relating to the Proposed Business Combination. You may obtain free copies of these documents as described above. No Offer or Solicitation This Presentation shall not constitute a “solicitation” of a proxy, consent, or authorization, as defined in Section 14 of the Securities Exchange Act of 1934, as amended, with respect to any securities or in respect of the Proposed Business Combination. This Presentation also does not constitute an offer, or a solicitation of an offer, to buy, sell, or exchange any securities, investment or other specific product, or a solicitation of any vote or approval, nor shall there be any sale of securities, investment or other specific product in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities will be made except by means of a prospectus meeting the requirements of section 10 of the Securities Act or an exemption therefrom. INVESTMENT IN ANY SECURITIES DESCRIBED HEREIN HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY OTHER REGULATORY AUTHORITY OF ANY OTHER U.S. OR NON-U.S. JURISDICTION NOR HAS ANY AUTHORITY PASSED UPON OR ENDORSED THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED HEREIN. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. Trademarks and Logos This Presentation may include trademarks, service marks, trade names and copyrights of other companies, which are the property of their respective owners. The use or display of third parties’ trademarks, service marks, trade names, copyrights or products in this Presentation is not intended to, and does not imply, a relationship with AFA, NewCo or the SPAC or an endorsement or sponsorship by or of AFA, NewCo or the SPAC. Solely for convenience, some of the trademarks, service marks, trade names and copyrights referred to in this Presentation may be listed without the SM, ©, ® or TM symbols, but the SPAC, NewCo and AFA will assert, to the fullest extent under applicable law, the right of the applicable owners, if any, to these trademarks, service marks, trade names and copyrights. Summary of Contracts Insofar as this Presentation contains summaries of existing agreements and documents, such summaries are qualified in their entirety by reference to the agreements and documents being summarized. 4

SETTING THE STAGE Why We Created the SPAC What We Told Investors During the IPO Roadshow 5 5

Why We Created the SPAC

Why Now?

- The urgency of climate change—2023 was the hottest on record
- It is all about speed and scale. Without both, the climate needle will not move in time
- We believe real assets/natural capital (as opposed to Ag tech) and a SPAC are best positioned in Ag to move the climate needle
- Dealing with Ag is essential for the Paris accords
- We believe the SPAC hysteria/competition is gone—many old SPACs have liquidated and we believe Ag is new enough and novel enough that very few traditional SPAC investors are thinking about Ag

Why Do This Through A SPAC?

- The IPO market is largely frozen—sellers needing to monetize and create currency have few choices
- Today's SPAC market is benign in terms of competition, and investors have been burned in tech and pre-revenue companies and are eager to invest in real assets with tangible value and growth potential in climate mitigation
- Challenging for public market investors to get access to real assets
- Enables investors wanting to invest in Ag an opportunity that also meets liquidity requirements that other Ag funds/direct investments do not

Why Ag?

- It is larger than transport or energy as a potential mitigating decarb sector[1]
- Few understand it—it is always too hot, too cold, too wet or too dry
- It is underinvested when compared to other decarb sectors—more than 70%[2] of decarb dollars go to transport or energy
- We believe Ag is much less competitive—few potential competitors understand Ag
- Much like international offshore drilling or shale plays in the first 15 years of the 21st century, the data is available, the managers are available and the land itself is available with generational changes in ownership[3]

Why Us?

- Unique and proprietary relationships across the global Ag space
- Lifetimes spent in Ag
- Differentiated deal flow ethos enjoyed by Riverstone and Impact Ag: legacy investment platform, almost 200 deal experiences, capital markets, credit and public market experience, proprietary Australian experience (Australia leads the world in natural capital solutions to carbon) and deep ranch management expertise
- Scale and force (speed) is part of our DNA

1. McKinsey (The Agricultural Transition: Building a Sustainable Future, June 2023), McKinsey (Climate Math: What a 1.5-Degree Pathway Would Take, April 2020).
2. Climate Policy Initiative (Annual Finance for Climate Action Surpasses USD 1 Trillion, but Far From Levels Needed to Avoid Devastating Future Losses, November 2023).
3. Average American Farmer is 58 years old (Financial Times, "Investors Plough Record Amounts into U.S. Farmland," 2/19/2024).

6

Natural Capital Solutions Can Drive Carbon Sequestration A 2.5% increase in natural capture of emissions has the same impact as a 50% reduction in human emissions. 37 Gt of CO 2 Released By Humans Gt of CO 2 727 Naturally Released 727 Gt of CO 2 Released Naturally Human Released 37 + Total Released 764 Total Captured 746 – Excess 18 746 Gt of CO 2 Captured Naturally Source: Cquesta. 7 7

What Do We Bring?

Energy and Ag use similar language—it's all about land and real assets (acres, hectares, sections, farm in, farm out, risk sharing).

RIVERSTONE

- Scale is in our DNA
- More than $45B raised over 23 years
- The four stages of Riverstone
  - 2000-2007—dominant in pipelines, FTC consent decree (Kinder Morgan, Magellan, Buckeye, SemGroup, Gibson)
  - 2007-2012—deepwater exploration as acreage became available
  - 2012-2018—dominant in the shale plays (more than a dozen companies birthed, several by SPACs, Permian, Ascent, Vista, Hammerhead all dominant in their basins)
  - 2018 to present—rotation to decarbonization (Pattern), one of the few scale players in the greening of fossil fuels
- Successful SPAC Sponsor (7 out of 7 IPOed and de-SPACed), this is number 8, average time from IPO to terms agreed less than 6 months
- Diversified platform with significant presence in agriculture (PE, credit, renewables, family capital, Latin America, REL, Petra, Ventures)
- **The 5th stage is Ag—in Ag, the language and metrics are similar to Energy**

+

IMPACT AG partners

- One of the world's leading regenerative Ag advisors
- Dense experience set in the most innovative regions of the world (especially Australia and New Zealand)
- History of stacking returns from agriculture-based natural climate solutions to create attractive investment metrics
- More than half a million acres under management, currently in the US and Australia. Like Riverstone, Impact Ag is all about scale
- Experienced 20-person Ag team
- Key relationships with a number of the wealthy families and natural carbon players committed to decarbonization through agriculture
- Heavily focused on real assets and companies in Ag that make money, rather than pre-revenue ventures

Together: The SPAC

- Deep sector experience relevant to the Ag decarb opportunity with synergistic skill sets
- Affiliates with ownership and/or management of more than 620,000 acres across 18 properties, including 14 livestock aggregations; serves as a petri dish / case study for agricultural decarbonization
- Significant access to deal flow
- Deep relationships with many of the key agricultural players globally, especially in Australia and North America

8

Few Public Vehicles Offer Direct Exposure to Agriculture There are limited public avenues for investment, and therefore investment in agriculture is disproportionate to the sector’s share of GDP. Estimated Value of the Investment Farmland Historically Has Lacked Public Investment Opportunity of Farmland in 2022 Equity 43% $100.9tn Nominal World GDP Government Bonds 24% Alternatives Other Bonds & 12% Credits 21% $4.4tn Agriculture, Forestry and Fishing ~4.4% of nominal GDP Private Equity Real Estate 64% 13% Agriculture receives 0.2% Private Funding Infrastructure of 9% $1,003mm institutional <0.1% of nominal GDP investment Farmland, dollars Timberland and Others 2% Private Debt 12% Source: World Bank (Agriculture, Forestry, and Fishing, Value Added, April 2023), Australian Government (Department of Agriculture, Fisheries and Forestry), Preqin (AUM Breakdown, September 2023) State Street (Global Market Portfolio: Value of Investable Assets Touches All-Time High, February 2022). 9 Note: All figures in USD.

Strong Historical Return Profile, and Carbon Mitigation Could Add to the Economic Rent

Agricultural land investment has provided consistent, long-term returns to investors.

- Agricultural land values have low correlations to traditional asset classes such as equities
- Agricultural land can provide protection against inflation
- Traditional equities are more volatile and more susceptible to macro events; we believe that a public vehicle that offers direct exposure to agriculture can be more stable than other equities due to the nature of the vehicle's underlying assets
- The stable, long-term returns from agricultural land are not significantly impacted by short term events such as droughts, floods and the movement of commodity prices
- Fundamental land demand drivers include the underlying productivity of the land and population growth
- Australian farmland outperformed Australian and U.S. equities over the last five, ten and twenty-year periods
- Over the last twenty-year period, the value of agricultural land in Australia has increased at a 15% CAGR

Asset Class Comparison (CAGR)



21%
4%
7%
14%
4%
16%
15%
6%
4%
4%
3%
3%
3%
3%
6%
14%
4%
10%
4%
8%
5yr
10yr
20yr
5yr
10yr
20yr
5yr
10yr
20yr
Farmland
Inflation
Equities
Australia
U.S.
Australian Water Entitlements

Source: Savills (Global Farmland, 2023), U.S. Federal Reserve, FactSet, Aither (A Ricardo Company) as of 12/31/2023.
Note: Australian and U.S. Farmland is represented with Savills data, Australian Water Entitlements are represented by the Aither Entitlement Index, Australian Inflation is represented by ABS CIPI All Group, U.S. Inflation is represented by U.S. CPI, Australian Equities are represented by ASX 200, U.S. Equities are represented by S&P 500.

10

The Australian Farmland Opportunity

Australia provides political and financial stability and has uniquely regulated markets for commodities like water & carbon, creating an ideal environment for investment in agriculture.

Farmland Has Been a Reliable Source of Value & Return Throughout Market Cycles[1]



60%
40%
20%
-
(20%)
(40%)
'02 '03 '04 '05 '06 '07 '08 '09 '10 '11 '12 '13 '14 '15 '16 '17 '18 '19 '20 '21 '22
Total Returns (%)
US Farmland
Australia Farmland
S&P 500

Australia is a Leader in Global Agricultural Production[1]



World Rank
% of global share
6th
2.7%
6th
4.0%
5th
4.5%
10th
4.6%
2nd
6.9%
2nd
9.3%
2nd
18.6%
Beef
Cotton
Wheat
Sorghum
Sheepmeat
Barley
Wool

Australia is Well Positioned for Large Scale Agricultural Production

Strong Country Fundamentals

- Low political and sovereign risk
- Strong property rights support investments in agricultural real estate
- Australia also has a regulated water market that allows for tradeable water rights; another potential revenue source for ANSC

Strong Operators

- Innovative farmers with commercial mindset, skilled at managing climate risk and operating without subsidies
- Australia is an early adopter of Ag Tech innovations

Access to Market

- Proximity to key export markets, specifically Asia, reduces potential for supply glut years as pricing is largely determined by global markets, not local markets
- Access to favorable trade deals
- Modern infrastructure for storage and logistics

Regulated Carbon Market

- Carbon market created in 2011
- Target set in 2023 for large emitters to reduce their greenhouse gas footprint by 4.9% annually through emission reductions or purchase of Australian Carbon Credit Units (ACCUs)
  - An ACCU is a carbon credit that represents one ton of carbon dioxide equivalent that has been avoided or removed from the atmosphere
- ACCUs are also purchased directly by the government or by private businesses in the voluntary market
- ACCUs are freely tradeable

Source: FAOSTAT (Australian Agricultural Production), Savills (Global Farmland, September 2023), Clean Energy Regulator (Australian Government), ABARES (United States and Australian Agriculture—A Comparison), FactSet as of 5/3/2024.
Note: Indexes shows include U.S. Farmland – Savills (Global Farmland), Australia Farmland – Savills (Global Farmland), S&P 500.
1. Represents 2002 – 2022.

11

Australian Rural Property Market is Undervalued

Australian agricultural land market offers attractive pricing to investors.

Australian Farmland Outpaced North America & Western Europe[1]



900
600
300
0
947
605
384
224
'02 '04 '06 '08 '10 '12 '14 '16 '18 '20 '22
Western Europe
Australasia
North America
South America
Index: 2002 = 100

However, Australian Farmland is Discounted to North American & Western Europe[1]



Average price per acre
$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$0
$8,322
$5,050
$2,386
AFA Purchase: $930/acre[3]
'02 '04 '06 '08 '10 '12 '14 '16 '18 '20 '22
Australia
United States
Western Europe

Closing the gap would require an ~8% (US) and ~13% (W. Europe) 10-year CAGR

New South Wales Farmland Has Steadily Appreciated[2]



$2,500
$2,000
$1,500
$1,000
$500
$0
6,000
5,000
4,000
3,000
2,000
1,000
0
AFA Purchase: $930/acre[3]
'95 '97 '99 '01 '03 '05 '07 '09 '11 '13 '15 '17 '19 '21 '23
Median Price $/acre (LHS)
Number of Transactions (RHS)

AFA has owned NSW Farmland since 1993

2023 NSW Market Trends

$2,326[4]	3.2mm	8.0%
Median Price per Acre	*Acres of Land Traded*	*20-Year CAGR*
$930/Acre[3]	**548k Acres**	**13.6%**

AFA

Source: Rural Bank (Australian Farmland Values 2024), Savills (Global Farmland, September 2023), USDA, REINZ, FAO, OPEC, Kitco.
Note: All figures in USD. Assumes exchange rate of 0.651.

1. Central Europe removed from dataset due to lack of relevance.
2. "Farmland" includes properties of all types and scales.
3. Calculated as $510mm (AFA pre-money enterprise value inclusive of debt) / 548k acres = ~$930 / acre. Includes value associated with water and livestock, which may not be included in other market data shown on this slide.
4. Price per acre based on total sales price and may include value of capital improvements.

12

Historical and Prospective Return Profile on Farm & Ranch 1 Lands Farmland Investor Returns by Natural Capital Enhancement and Value Stacking Strategy Capital Primary Regenerative Soil Carbon Total Return Carbon Renewables Biodiversity Product Capital Potential Total Appreciation Produce Management Premium Appreciation Return Credits Premium Historical Returns PotentialReturns Source: Based on practices employed by Impact Ag in the past and that could be employed in the future. 1. Represents generic farm and ranch lands. 13

So, Given This, What Is Our Vision for ANSC? AFA as the de-SPAC transaction Australia Food & Agriculture Company Limited Create an Acquisition Platform 1 Nearly 100 vetted with several priority opportunities currently 1 Seek to control up to one million acres in the next 24 months Our Goal: Become the world’s largest Ag, carbon, 1 premium product, operating upside play 1. Based on Sponsor estimates and provided for illustrative purposes only. See Use of Projections and Forward Looking Statements disclaimers. 14

Now Let’s Focus on AFA AFA hits on several key themes the SPAC identified in its IPO pitch to investors and more. World-class real assets at scale with downside protection (underlying asset value) Decarbonization potential from several sources Favorable assets in highly regulated water market Valuable upside through operations and optimization Diversification of revenues via products, weather, and decarbonization potential Premiumization opportunities through branding Renewable energy potential We believe we have the killer managers to create alpha 15

AFA Overview

Australian Food & Agriculture Company Limited ("AFA") is a unique opportunity for investors to acquire a premier asset in an undervalued market with strong tailwinds and upside opportunities.

~556k	~45k	14	3	~247k
Acres Land	*Acre-Feet Water Entitlements*	*Properties*[1]	*Aggregations*	*Total Livestock Carrying Capacity*[2]

- Large, diversified Ag business formed in 1993 based in New South Wales, Australia with a very strong asset base
- Generational asset in the undervalued Australian Ag industry
- Ability to take advantage of Australia's regulated water and carbon markets
- Premier Australian sheep and wool business with history that can be traced back to 1861
- Sheep, cattle, irrigated and dryland cropping operations provide revenue diversification
- Water entitlements provide water security and optionality
- Ideal acquisition for the SPAC given scale, fit and unlockable upside achievable through our team's land management playbook
- Experienced management team creates a strong foundation for potential future acquisitions


Coonamble Aggregation
Coonamble
~400 Miles, 7 Hour Drive
Sydney
Hay Aggregation
Hay
~450 Miles, 8 Hour Drive
Deniliquin Aggregation
Conargo Feedlot
Deniliquin
~450 Miles, 8 Hour Drive
Canberra

Scale and History to Rival Prominent US Properties



Size of Rhode Island

~40x

Larger than Manhattan

KING RANCH · JA RANCH · MATADOR RANCH AND CATTLE · 6666 FOUR SIXES RANCH

Note: Data as of 12/31/2023. AFA occupies the equivalent of ~85% the area of Rhode Island (~660,000 acres).
1. Includes Conargo Feedlot.
2. Dry Sheep Equivalent.

16

A Long-Term History of Growth

AFA has a long history of leadership in the Australian sheep industry, which has positioned it as a leader in the Australian agriculture market.







1861 – George Peppin and his sons establish a stud flock at Wanganella Station, aiming to breed sheep suitable for their environment (Deniliquin)

1873 – Peppin Brothers acquire Boonoke and restock it with ewes from Wanganella (Deniliquin)

1878 – F.S. Falkiner purchases North Boonoke and starts the Boonoke Stud (Deniliquin)

1958 – F.S. Falkiner & Sons purchase Wanganella, reuniting the Peppin properties (Deniliquin)

1993 – AFA established and acquires Burrabogie (Hay)

1997 – Acquired Mulberrygong (Hay)

2000 – AFA purchases F.S. Falkiner & Sons (Deniliquin)

2000 – Acquired Wahwoon (Hay)

2001 – Acquired Kolora (Hay)

2008 – Wanganella and Boonoke stud sheep are reunited after the breeding programs converge (Deniliquin)

2011 – Acquired Wingadee and Netherway (Coonamble)

2012 – Acquired North Cobran (Hay)

2015 – Acquired Ribbenbah and integrated into Netherway (Coonamble)

2017 – Acquired Westmeath integrated into Netherway (Coonamble)

2018 – Conargo Feedlot added; expansion completed 2023 (Deniliquin)





17

Premier Asset Base

AFA's aggregations are strategically located in the NSW Riverina and North West Slopes and Plains regions, which are known for their grazing and cropping production, as well as their proximity to infrastructure and processing facilities.



Deniliquin
Hay
Coonamble

	Deniliquin	Hay	Coonamble
Freehold Land Area with Diverse Revenue Sources[1] Grazing Cropping (Dryland) Cropping (Irrigated)	 **295,125 acres**	 **140,541 acres**	 **112,092 acres**
Water Entitlements	**15,919 acre-feet**	**29,087 acre-feet**	**N/A**
Employees[2]	48 (20 of which are associated with the Conargo Feedlot)	9	9
Crop Types	Wheat, Barley, Canola, Oats, Lupins, Rice	Wheat, Barley, Oats, Corn, Cotton, Rice	Wheat, Barley, Chickpeas, Faba Beans, Canola, Mung Beans
Number of Properties in Aggregation	*7[3]*	*5*	*2*

~95,000
Commercial Merino Sheep
Including ~80,000 ewes

~16,000
Stud Merino Sheep
Including ~10,500 ewes

~12,000
SCU Capacity Feedlot

~19,000[4]
Commercial Beef Cattle
including ~3,000 Hereford and Angus cows

~87k
Row Crop Acres
including ~24k irrigated acres

Note: Data as of 12/31/2023
1. Does not include ~7,771 acres of Crown/other land.
2. Employees as of April 2024.
3. Includes Conargo Feedlot.
4. Includes feedlot cattle.

18

Geographic and Revenue Diversification

Revenue Stream Variety

Net Revenue[1] (USD $mm)



5%
8%
9%
17%
24%
36%
5%
4%
8%
11%
24%
49%
4%
11%
51%
39%
(4%)
2021A
2022A
2023A
$50
$56
$32
Grain, Cotton, & Rice
Feedlot
Sheep
Wool
Cattle
Other[2]

AFA Benefits from Diversification that Can Protect and Enhance Cash Flows







WEATHER DIVERSITY

- **Revenues & profitability diversified** by summer & winter cropping, livestock varieties, and feedlotting spread over a large swath of NSW
- **Not impacted by isolated seasonal conditions** to the same extent as other single enterprise operations

LIVESTOCK MOVEMENT

- **Geographical diversification allows cattle and sheep to be moved** between properties
- **Opportunistic movement** allows AFA to take advantage of seasonal conditions, or to mitigate the impact of drought or flood events

CONARGO FEEDLOT

- **Drought mitigation tool** for both cattle and sheep
- **Feed (e.g., grain, cotton seed) is produced within AFA fields** for use in Conargo Feedlot and for the pastoral livestock businesses







MERINO STUDS

- **Merino studs allow genetics to be controlled** to benefit AFA's commercial sheep flocks
- **AFA targets dual-purpose sheep** that maximize profitability through wool and meat production

MOVEMENT OF STAFF

- **Staff move regularly between land aggregations and properties** to cover any absences and to ensure minimal disruption to operations

WATER STABILITY

- **Irrigation water can be transferred between properties in the Riverina** as required (subject to rules and availability) to maximise yields and profitability

Note: All figures in USD. Assumes exchange rate of 0.651.
1. Net revenue reflects gross sales net of (i) natural increase / decrease adjustments and (ii) cost of sales.
2. Other includes dividends, interest, royalties, other income and profit on disposal of property, plant and equipment, including from the SunRice equity ownership.

19

Water Entitlement Rights

Portfolio of ~45,000 acre-feet provides water access and security and enhances land productivity.

Australia's Water Market

- Tradeable water rights are the next land play; important for agricultural productivity and revenue security
- AFA's water entitlements allow for irrigation and the ability for AFA to sell or lease excess water in Australia's regulated water market
- Regulated Murrumbidgee and Murray River systems prevent overallocation
- Deep, liquid market with annual turnover between $2bn-$4bn
- Similar water rights to AFA's entitlement prices have doubled since 2015

45,000 Acre Feet is the Equivalent of Central Park under more than 50 feet of water



AFA's Water Entitlements

	Acre-Feet
Murrumbidgee Regulated River (General Security)	~28,625
Murrumbidgee Regulated River (Supplementary)	~3,469
Murrumbidgee Regulated (Groundwater)	~5,857
Murray Irrigation Ltd – Class C (General Security)	~5,987
Total irrigation entitlements	**~43,938**
Stock and Domestic – River	~1,068
Total entitlements	**~45,006**

- AFA has a balanced portfolio of General Security, Groundwater and Supplementary water entitlements in the Murray and Murrumbidgee River systems
- Both systems have a long history of reliable allocations
- 3,959 acre-feet of storage capacity available from three dams within the Hay aggregation



Note: Central Park is 843 acres. All figures in USD. Assumes exchange rate of 0.651.

20

ANSC's Competitive Advantage versus AACo

1. **Insider Ownership:** ANSC's financial profile unlikely to be impacted by high insider ownership (AACo: 72%) or low ADTV (AACo: <0.1%)[1]
2. **Land Ownership:** Majority freehold land title rather than majority Crown Leases[3]
3. **Land Productivity:** Higher quality soils with strong productivity per acre
4. **Diversified Agricultural Operations:** Beef, sheep, wool, cropping, capital stacking enhancements
5. **Scale & Flexibility:** To optimize crop plantings and livestock mix depending on weather patterns and markets

AFA's Diversification, Uplift Potential & Assets Unmatched



Deniliquin Boonoke Pasture



Arid Savannah Land Pasture

$mm AUD	AFA	AACo
Country	Australia	Australia
States	NSW	NT & QLD
Acres	556k	16 million
Market Cap	NA	$814
Asset Value[2] (AUD)	$700	$1,453
Price to Asset Value	NA	56%
FV / 2024 EBITDA	NA	24.8x[3]
EBITDA Margin *(2020A-2023A)*	38%, 39%, 31%, NM	8%, 16%, 21%, 17%
2023A Business Mix	• Water entitlements • Row Cropping • Cattle & Sheep	• 100% Cattle
Upside from Operational Control	✓	✓
Management Natural Capital Track Record	✓	✓
Management Experience with Renewables	✓	☐
Asset Based Valuation	✓	✓
Diversified Commodity Price Exposure	✓	☐
Existing Opportunities for Margin Expansion	✓	☐

Source: Company Filings, FactSet, Market data as of 8/16/2024. See "Disclaimer—Non-GAAP Financial Measures" in this Presentation.

1. "ADTV" refers to average daily trading volume. Insider ownership percentage and ADTV of ANSC will be impacted by number of redemptions by public shareholders of SPAC.
2. AACo Asset Value is calculated as Total Assets (Livestock, PPE & Intangibles, Right-of-Use Assets, Other Assets) less Total Liabilities (Interest Bearing Liabilities, Lease Liabilities, Deferred Tax Liability, Other Liabilities) as of FYE 2023.
3. Estimates derived from AACo 2023 Annual Report financial information.
4. EBITDA Margin defined as EBITDA / Revenue.

21

WHAT DO WE INTEND TO DO? 22

1 Asset Footprint Lays Foundation for Additional Upside Upside is not baked into valuation, laying the groundwork for asset appreciation through execution. 1 Land & Water Appreciation: Historic capital appreciation in New South Wales 2 Operational Improvements: Operational enhancements and efficient land use 3 Renewables: Land ownership presents optionality for nearby energy development 4 Carbon Assets: Participation in Australia’s regulated carbon compliance market through pursuit of new soil carbon and reforestation projects 5 Biodiversity Offsets: Opportunity to develop biodiversity credits 6 Product Branding: Leveraging AFA’s history to introduce premium branded products 7 Ag Tech Upside: Scale allows for testing and adoption of next-gen tech 1. Based on Sponsor estimates and provided for illustrative purposes only. See “Disclaimer—Upside Opportunities” in this Presentation. 23

Value Supported by High Floor and Meaningful Upside[1]

AFA represents a land and water portfolio with robust floor value and meaningful upside.[1]



Uniquely-scaled land holdings with revenue & weather diversification:
• 3 land aggregations
• 14 properties
• ~556k acres
Portfolio of water entitlements of 45k acre-feet, along with 10 different watercourses on property
Modern infra portfolio includes 12k SCU feedlot, shearing sheds, grain silos, and irrigation systems
Globally recognized leader in prized stud Merino sheep, and produces commercial sheep, and commercial beef cattle
Historical capital appreciation in NSW with premium potential given enhanced management practices & near-term investments
Potential to optimize AFA's operations through production efficiencies and efficient land use
Potential revenue stream via 1+ GW wind farm that does not impact crop / livestock operations
Potential to become leader in the liquid AUS credits market via soil carbon and environmental plantings programs
Potential to monetize AFA's natural land biodiversity via large, liquid NSW offset market
Headspace to grow wool and sheepmeat revenue drawing upon AFA's history and premium bloodlines
Opportunity for testing and adoption of next-gen Ag Tech at great scale
Irrigation
Cropping
Pasture
$300
$33
$72
$195
$78²
$378
$46
$33
$456
Land Value
Water Assets
Property Value
Livestock Assets
Infra Assets
Asset Value
Land Appreciation¹
Operational Improvements¹
Renewables¹
Carbon Assets¹
Biodiversity Offsets¹
Product Branding¹
Ag Tech Upside¹
Potential Future Asset Value
CO_2
CURRENT ASSET VALUE
UPSIDE OPPORTUNITIES¹

Note: All figures in USD. Assumes exchange rate of 0.651. Reflects Sponsor management estimates of market value of assets at transaction close.

1. Based on Sponsor estimates and provided for illustrative purposes only. See "Disclaimer—Upside Opportunities," "Disclaimer—Use of Projections," and "Disclaimer—Forward Looking Statements" in this Presentation.
2. Reflects market value of water assets, whereas audited financials likely to be reflected at cost.

24

Building the Next Phase of ANSC[1]

Near-term capex program of USD ~$40mm+ over next four years.

Livestock Expansion & Soil Carbon Program



- Sponsor anticipates ANSC will be able to unlock an additional 25% of livestock carrying capacity
- Could include fencing and wire for smaller, more efficient paddocks, as well as a new feedlot bore
- Expansion is expected to allow for more rotational grazing and free up area for an ACCU soil carbon program that will provide revenue diversification for ANSC

Optimization of Cotton Cropping



- Bankless irrigation for cotton is more efficient for labor, fertilizer, and water versus existing border check
- Current lower-margin, water-intensive rice production could be converted to higher value cotton acreage
- New ~5,000-acre-foot reservoir is expected to allow ANSC to efficiently capture excess water which can be used in times of drought or sold

Environmental Plantings Carbon Program



- Establishing a reforestation program could provide another meaningful ACCU revenue stream
- Program anticipates planting native trees and brush on ~5% of current cattle grazing land where plantings can generate higher gross margin than grazing
- Plantings expected to protect soil from wind erosion, improve surface and groundwater quality and enhance the land's biodiversity

Solar-Powered Water Pumps



- AFA currently utilizes diesel-powered pumps across its irrigation sites
- Replacing these with solar-powered pumps could reduce pumping costs by up to half
- Could strengthen price stability and consistency of gross margins of cropping business
- Each pump can abate up to ~3,000 MT CO_2e over useful life relative to diesel pumps

	Livestock Expansion & Soil Carbon Program	Optimization of Cotton Cropping	Environmental Plantings Carbon Program	Solar-Powered Water Pumps
Total Capex	~$20 – 30mm	~$5 – 10mm	~$5 – 10mm	~$1 – 2mm
EBITDA[2] Uplift	~$3 – 6mm	~$8 – 12mm	~$1 – 2mm	~$1 – 2mm

Note: "Total Capex" refers to the estimated total four-year capex spend of project. "EBITDA Uplift" refers to the estimated incremental annual EBITDA impact from each project in first year of operation (currently expected in 2028). All figures in USD. Assumes exchange rate of 0.651. See "Use of Projections" and "Forward-Looking Statements."

1. Based on Sponsor estimates and provided for illustrative purposes only. See "Disclaimer—Upside Opportunities" in this Presentation.
2. EBITDA defined as total net revenue less total operating expenses, inclusive of those applicable to cropping, livestock, feedlot, and other business lines as well as G&A (R&M, labor costs, and overhead not applicable to any business line), including all income and expenses associated with Melbourne administrative office; no non-recurring or one-time adjustments included.

25

Performance Improvements Possible with Practice Changes[1]

(USD)

	Irrigated & Dryland Crop Farming	Livestock
Scale	**87k** Total Acres; **50k** Historic Planted Acres[2]	**461k** Pastoral Acres; **247k** Historic Average DSE[2]
Economics and Potential Uplift	**$180** Historic Average Margin/Acre[2] → 1.5x – 1.7x → **~$300** Total Margin/Acre **+55% – 68%** Est. Uplift (over 4 years) **+~8,600** Est. Uplift (over 4 years) in planted acres	**$17** Historic Average Margin/Acre[2] → 1.2x – 1.4x → **~$24** Total Margin/Acre **+30% – 41%** Est. Uplift (over 4 years)[3] **+~55k** Est. Uplift (over 4 years) in average DSE[3] **Plus Additional Benefit from Carbon Credit Program** >1.3m ACCUs Est. Carbon Credits Produced[4]
Current Practices	• Siloed operations with limited company-wide strategy • Less efficient and flexible irrigation layouts without remote sensing or automation • Water intensive rice production • Limited water storage infrastructure • Limited use of Controlled Traffic Farming • Diesel powered irrigation pumps	• Limited time-controlled grazing management practices • No wool accreditations or other premiumization strategies • No soil carbon or environmental planting projects
Expected Practice Changes	• Employ data-driven gross margin, water, soil, chemical, and nutrient efficient crop strategies • **Convert 5,600 acres to more efficient & yield enhancing bankless irrigation layouts** • **Increase annual average cotton growing acreage from 2,400 acres to 12,000 acres[5]** • **Build additional 4,900 acre feet of water storage** • Incorporate remote soil and water sensing and automation technologies • Deploy Controlled Traffic Farming to enhance soil health, nutrient / water efficiency and reduce emissions • Convert all diesel-powered water pumps to solar to reduce costs and emissions • Explore product differentiation via cotton gin construction, organics & other premiums	• **Increase carrying capacity by 25% via pasture and water development** • Fully utilize time-controlled grazing practices • Increase wool income through accreditation and premium standards • Develop more than **300,000 acres of soil carbon projects** • Develop more than **24,000 acres of environmental plantings projects** • Reduce emissions via low carbon and regenerative livestock practices • Optimize grazing land by utilizing more area available through better water distribution

Note: DSE = Dry Sheep Unit. All figures in USD. Assumes exchange rate of 0.651.
1. Based on Sponsor estimates and provided for illustrative purposes only. See "Disclaimer—Upside Opportunities" and "Disclaimer—Forward Looking Statements" in this Presentation.
2. Represents historic average acres planted from a 5 and 11-year lookback and historic average carrying capacity from a 3-year lookback. See "Disclaimer—Non-GAAP Financial Measures" in this Presentation.
3. Excludes potential revenues from carbon credits.
4. Represents an estimate over the initial 10 years.
5. Based on 6-year average historic planted cotton acres and forecasted expansion from ~9,300 acres to ~18,600 total suitable cotton acres.

26

Australian Carbon Markets

Australia's carbon compliance market potentially provides an incremental revenue source.

ACCU Market Background

- In 2023, Australia introduced reforms to the Safeguard Mechanism which now requires the largest 215 emitters (28% of Australia's emissions) to reduce their greenhouse gas footprint by 4.9% annually through 2030
- Emitters can maintain compliance through emissions intensity reductions or the purchase of carbon credits (ACCUs or SMCs)
- In addition to mandatory compliance purchasers, ACCUs are purchased by voluntary buyers and the Australian government's Emissions Reduction Fund at negotiated prices and offtake agreements of up to ten years
- ACCUs are freely traded with the market price reflecting the generic price. Project-specific ACCUs, often comprising sequestration rather than avoidance, typically trade at a premium
- Ag-based ACCUs account for 59% of 2023 credit volumes created and are expected to account for 78% of total abatement credits by 2035
- AFA is well positioned to begin its carbon credit generation program and capture upside from this emerging trend

ACCUs Generated from Herd Management Projects



376,267
197,182
300,776
110,220
CPC
PARAWAY PASTORAL CO.
Average Agriculture Project

ACCU Demand to Be Driven by Mandatory Compliance Demand



2020: 3% 9% 88%
2021: 3% 12% 85%
2022: 19% 26% 55%
2023: 19% 17% 38% 25%
2024: 4% 26% 24% 46%
2025: 3% 18% 10% 69%
2026: 3% 19% 9% 69%
2027: 4% 21% 14% 61%
2028: 21% 10% 69%
2029: 19% 9% 72%
2030: 15% 15% 70%
2031: 16% 15% 69%
2032: 15% 13% 71%
2033: 17% 14% 69%
2034: 18% 15% 67%
2035: 23% 19% 59%
Compliance
Government
Voluntary
Liquidity

Agriculture to Account for Majority of ACCU Growth



Transport
Energy Efficiency
Carbon Capture and Storage
Industrial Fugitives
Waste
IFLM
Soil Carbon
Other Vegetation [ex. AD, HIR, IFLM]
Savanna Fire Management
HIR
Avoided Deforestation
Other
ACCUs (Million)
0
5
10
15
20
25
30
35
40
45
50
2022
2023
2024
2025
2026
2027
2028
2029
2030
2031
2032
2033
2034
2035

Source: EY (Changing Gears: Australia's Carbon Market Outlook 2023), RepuTex Energy (Australian Carbon Credit Unit Market Analysis, August 2023), BNEF (Cultivating Capital: Institutional and Corporate Farmland Investment, April 2024).

27

Carbon Prices Expected To Rise & Agriculture Expected To Meet Demand Agriculture and land-based credits represent more than 50% of forecasted ACCU supply. ACCU Market Highlights ACCU Prices Are Expected to Rise ($USD / ACCU) ▪ Australia has approved 31 frameworks for generating $60 ACCUs, 14 of which are land related ▪ AFA does not currently have a carbon management program, but ANSC would look to initiate a soil carbon program on pasture land via time-controlled grazing $40 ▪ Time-controlled grazing allows for the recovery of plants and vegetation, allowing root systems to rejuvenate and sequester carbon ▪ Carbon program would require measuring a baseline soil carbon level and credits would be recognized once $20 practice changes are instituted and carbon is verifiably sequestered in the soil, which could take up to five years ▪ Time controlled grazing and other carbon development practices could create nearly 8 ACCUs per project acre (5 ACCUs per total AFA acre) over 25 years, with 48% 1 -- generated in the first 10 years 2020 2025 2030 2035 Scenarios and Central Estimate Sensitivities Most Likely Range (25–75th Sensitivity) Less Likely (10–25th and 75–90th Sensitivity) Cost Containment Measure Central Estimate and Sensitivities Source: EY (Changing Gears: Australia’s Carbon Market Outlook 2023), Australia Clean Energy Regulator (ACCU Scheme Methods, April 2024). Note: All figures shown in USD. Assumes exchange rate of 0.651. 28 1. Based on Sponsor estimates and provided for illustrative purposes only. See “Disclaimer—Upside Opportunities” in this Presentation.

ANSC Could Enhance Margins Via Product Branding and Premiumization ▪ AFA-controlled properties are among some of the most storied in Australian agriculture ▪ With a history tracing back to 1861, an estimated 95% of Australia’s premium Merino sheep trace their bloodlines to AFA-owned studs today ▪ A partnership with AFA could enhance a brand’s sustainability profile while delivering a unique brand story ▪ Branded fiber products and premiumization could enhance cotton and wool margins ▪ Potential opportunity to introduce premium branded sheepmeat and beef production AFA’s 2023 National Merino Sheep Show Winners 29

Transaction Overview Financial Detail 30 30

Strong History of Performance Underpinned by Asset Value

Land assets with water entitlements and infrastructure continue to be in high demand, driven by institutional investment.

Land, Water and Infrastructure Footprint Appreciation



($mm USD)
$130
$139
$159
$189
$231
$236
$267
$334
$403
$433
2014A
2015A
2016A
2017A
2018A
2019A
2020A
2021A
2022A
2023A

Historical and Forecasted Aggregation EBITDA[1]



($mm USD)
$8
$9
$21
$8
$3
$4
$20
$18
$16
($8)
$17
Isolated down year due to:
Flooding in late 2022 impacted summer crops and livestock
Colder than average summer
Dry winter in 2023, particularly in Coonamble
Livestock prices down
2014A
2015A
2016A
2017A
2018A
2019A
2020A
2021A
2022A
2023A
2024E2

Commentary

- Investor returns driven by strong history of asset appreciation and further enhanced by underlying income
- Land value provides low volatility valuation floor and natural hedge against inflation
- Despite cyclical performance, land values remain stable, focused on through-the-cycle performance
- Opportunities to increase land productivity and EBITDA through improved operations and optimization including:
  - Highest and best land use per acre
  - Soil carbon program
  - Renewable development
  - Efficient water use

Source: AFA Audited Financials, AFA Management Accounts, Land and infrastructure valuations performed by Herron Todd White through 2015, CBRE from 2016 to 2020 and LAWD from 2021 onwards.
Note: All figures in USD. Assumes exchange rate of 0.651.
1. See "Disclaimer—Non-GAAP Financial Measures." Aggregation EBITDA defined as total net revenue less total operating expenses, inclusive of those applicable to cropping, livestock, feedlot, and other business lines as well as G&A (R&M, labor costs, and overhead not applicable to any business line), excluding all income and expenses associated with Melbourne administrative office; no non-recurring or one-time adjustments included.
2. 2024E figures are based on historical financial results from 2021 to 2023 and H1 2024 and Sponsor management estimates and provided for illustrative purposes only. Actual results may vary. See "Use of Projections," "Forward-Looking Statements" and "Risk Factors."

31

Strong Return Profile Backed by Robust Capital Appreciation Solid Business Foundation with Long-Term Profitability Growth in Agricultural Asset Value 1 EBITDA Yield Book Value of Land, Water Entitlements, and Infrastructure 14.9% ($mm USD) 10-Year Average EBITDA Yield: ~5% 8.4% $433 $270 6.9% 6.8% 6.5% 4.7% 4.9% 1.8% 1.6% $45 $129 ($12) -1.9% 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 YE 2013 Net Purchase Depreciation Revaluation YE 2023 AFA provides an opportunity for capital return via EBITDA Yield and land appreciation 11% 5% 16% Historic Return on Historic Return from Total Historical Return Cumulative capital 2 EBITDA Yield on Assets Deployed Note: All figures in USD. Assumes exchange rate of 0.651. 1. Calculated as Aggregation EBITDA / (Book Value of Land, Fixtures and Water Entitlements, excludes Mobile Plant). 32 2. Based on Sponsor estimates.

Diversified Business Mix with Attractive Cash Flow

Net Revenue by Business Line



($mm USD)
$50
$56
$32
3
12
17
18
3
13
13
27
1
16
2
12
2021A
2022A
2023A
Grain, Cotton & Rice
Livestock excl. Feedlot
Feedlot
Other

Net Revenue by Land Aggregation



($mm USD)
$50
$56
$32
Coonamble net revenue is ~$0mm due to difficult year for cattle and winter crops
2
7
16
24
2
18
9
25
4
6
22
2021A
2022A
2023A
Deniliquin
Coonamble
Hay
Melbourne Admin. Office[1]
Internal Sales

Pre-G&A Operating Profit by Business Line



($mm USD)
$27
$26
$1
3
2
13
9
3
2
8
13
(3)
2021A
2022A
2023A
Grain, Cotton & Rice
Livestock excl. Feedlot
Feedlot
Other

Commentary

- 2023 represented an isolated down year associated with
  - Flooding in late 2022 impacted summer crops and livestock
  - Colder than average summer
  - Dry winter in 2023, particularly in Coonamble aggregation
  - Livestock prices down

Source: AFA Audited Financials, AFA Management Accounts.
Note: All figures in USD. Assumes exchange rate of 0.651. All net revenue figures exclude internal sales. Pre-G&A operating profit figures exclude repairs and maintenance costs, labor costs, and overhead costs which are not allocable to any specific business line.
1. Reflects income from dividends, interest income, royalties, and other sundry income related to administrative office in Melbourne.

33

Transaction Overview

$mm USD, except per share values

KEY TRANSACTION TERMS

- Pro forma enterprise value of $625 million
- Transaction proceeds expected to be used to purchase AFA from its current shareholders
  - Transaction assumes 1/6 of existing shareholders roll equity into ANSC
  - ~$73mm incremental debt capacity from existing lender[4]
- Net proceeds to be used to enhance AFA's balance sheet and facilitate near-term capex initiatives

ILLUSTRATIVE SOURCES & USES

Sources ($mm)	
Sponsor / Third Party PIPE [1,9]	$100
SPAC Cash in Trust[2,3]	370
AFA Rollover Equity[5]	72
Rollover Debt[4]	79
Incremental Debt[4]	73
Rollover Cash[7]	2
Total Sources	**$696**

Uses ($mm)	
Secondary Proceeds[5]	$359
AFA Rollover Equity[5]	72
Rollover Debt[4]	79
Illustrative Fees & Expenses	25
Cash to Balance Sheet	161
Total Uses	**$696**

PRO FORMA VALUATION AT CLOSE

($mm)	
SPAC Public Shareholders[2]	34.500
ANSC Founder Shareholders[8]	8.625
PIPE Shareholders[1,9]	9.324
AFA Rollover Equity[3,5]	6.686
Pro Forma Shares Outstanding[6]	59.136
(×) Transaction Price[3]	$10.72
Pro Forma Equity Value	**$634**
(–) Pro Forma Cash[7]	(161)
(+) Pro Forma Debt[4]	152
Pro Forma Enterprise Value	**$625**

PRO FORMA OWNERSHIP AT CLOSE[6]



11%
16%
58%
15%
SPAC Public Shareholders
SPAC Founder Shares 8
PIPE Shareholders
Existing AFA Shareholders

Note: Totals may not sum due to rounding.
1. Assumes an illustrative PIPE price of $10.72 per share.
2. Assumes none of the SPAC's public shareholders elect to have their shares redeemed in connection with closing of the transaction.
3. Based on an illustrative per share redemption price of $10.72 at close.
4. Coöperatieve Rabobank U.A., Australia Branch, a related entity of the current lender under AFA's existing credit facilities, has delivered an executed commitment letter pursuant to which it has committed to lend AUD $200mm to AFA at closing to refinance AFA's existing AUD $122mm credit facilities and fund a portion of the transaction consideration. The Incremental Debt shown above assumes an illustrative 30% loan-to-value and thus assumes that the lender agrees to lend an additional AUD $34mm at closing; however, this additional amount is not covered by the commitment letter.
5. Based on AFA pre-money total enterprise value of AUD $780mm minus an estimated AUD $119mm of AFA net debt at closing. Assumes exchange rate of 0.651.
6. Excludes the dilutive impact of SPAC public warrants and sponsor warrants, and the new, to-be-established equity incentive plan.
7. Includes AUD $3mm of AFA's existing cash. Assumes exchange rate of 0.651.
8. Includes SPAC founder shares held by SPAC independent directors.
9. The parties intend to seek commitments from qualified institutional buyers or institutional accredited investors in a proposed private placement of securities of NewCo that would close concurrently with the transactions.

34

Appendix 35 35

Investment Highlights UNIQUE OPPORTUNITY FOR PUBLIC INVESTMENT 1 IN REAL-ASSET-BASED AGRICULTURE AND CARBON AUSTRALIAN MARKET IS UNDERVALUED 2 STRONG BASE BUSINESS 3 DIVERSIFICATION IN PRODUCTS, GEOGRAPHY AND 4 CLIMATE CAN MITIGATE RISK WATER RIGHTS PROTECT PRODUCTION WHILE 5 PROVIDING UPSIDE FROM TRADING OPTIONALITY LAND OWNERSHIP AND BUSINESS PLAN PROVIDE 6 UPSIDE OPTIONALITY SIGNIFICANT ASSET SIZE CREATES STRONG FOUNDATION FOR POTENTIAL FUTURE 7 ACQUISITIONS EXPERIENCED MANAGEMENT TEAM 8

Summary Financials and Projections

US$ in millions

Income Statement	2021A	2022A	2023A	2024E[5]	H1 2024A[6]
Net Revenue					
Livestock excl. Feedlot	$17.0	$12.5	$1.9	$10.3	$0.2
Grain, Cotton & Rice	18.0	27.1	12.5	32.0	13.3
Feedlot	11.9	13.4	16.4	22.0	10.9
Other	2.7	2.8	1.3	1.6	0.6
Total Net Revenue	**$49.6**	**$55.8**	**$32.1**	**$65.9**	**$24.9**
YoY Growth (%)	*--*	*12.5%*	*(42.4%)*	*105.3%*	*--*
Operating Profit[1]					
Livestock excl. Feedlot	$12.7	$8.5	($3.0)	$4.9	($1.5)
Grain, Cotton & Rice	9.3	12.8	1.3	16.4	6.3
Feedlot	2.2	1.7	1.1	2.7	1.4
Other	2.7	2.8	1.3	1.6	0.6
Pre-G&A Operating Profit	**$27.0**	**$25.7**	**$0.6**	**$25.5**	**$6.8**
(-) G&A[2]	(7.6)	(8.4)	(9.3)	(9.0)	(4.5)
EBITDA[3]	**$19.3**	**$17.4**	**($8.7)**	**$16.6**	**$2.3**
EBITDA Margin	*39.0%*	*31.1%*	*(27.2%)*	*25.1%*	*9.2%*
Capex	(7.2)	(5.1)	(9.2)	(4.3)	(3.3)
Free Cash Flow[4]	**$0.1**	**$0.2**	**($4.1)**	**$6.0**	**($2.9)**

COMMENTARY

- Strong history of high-margin performance at unique level of scale
- 2023A represented an isolated down year associated with flooding in late 2022 impacting summer crops and livestock, a colder than average summer, a dry winter in 2023, and lower livestock prices
- Current 2024E projections are forecast to significantly exceed 2023A due to strong summer cropping results (cotton, rice and corn), an improvement in livestock prices, good seasonal conditions (which has improved production) and an anticipated strong winter crop (wheat, barley, chickpeas, canola & faba beans)
- 2024E feedlot revenue is expected to be higher than 2023A, due to the higher feedlot capacity (12,000 head in 2024 versus 8,000 head in 2023)
- AFA revenue and earnings are typically heavily weighted to the second half of the year due to the significance of the winter crop and H2 2024E earnings are expected to be significantly higher than H1 2024A

Source: AFA Audited Financials, AFA Management Accounts, Sponsor Management Estimates.
Note: All figures in USD. Assumes exchange rate of 0.651. All net revenue figures exclude internal sales.
1. Operating Profit of each business line incorporates direct cost of sales and operating expenses associated with that line.
2. G&A includes repairs and maintenance, labor costs, and overhead costs which are not allocable to any specific business line.
3. EBITDA defined as total net revenue less total operating expenses, inclusive of those applicable to cropping, livestock, feedlot, and other business lines as well as G&A (R&M, labor costs, and overhead not applicable to any business line), including all income and expenses associated with Melbourne administrative office; no non-recurring or one-time adjustments included.
4. Free cash flow reflects EBITDA less income taxes, interest, change in net working capital, capex and asset sales.
5. 2024E figures are based on historical financial results from 2021 to 2023 and H1 2024 and Sponsor management estimates and provided for illustrative purposes only. Actual results may vary. See "Use of Projections," "Forward-Looking Statements" and "Risk Factors."
6. H1 2024A results are unaudited and unreviewed. AFA's financial statement closing and review procedures for H1 2024 are not yet complete and, as a result, the H1 2024A results set forth above reflect AFA's preliminary estimates with respect to such H1 2024A results, based on information currently available to AFA management. AFA's actual financial results for H1 2024 may differ materially from these preliminary estimates. Accordingly, you should not place undue reliance on these preliminary estimates. Additional items that may require adjustments to these preliminary estimates may be identified and could result in material changes to these preliminary estimates. See "Forward-Looking Statements" and "Risk Factors." AFA's independent auditor has not audited, reviewed, examined, compiled nor applied agreed-upon procedures with respect to the H1 2024A results and, accordingly, does not express an opinion or provide any other form of assurance with respect thereto.

37

Sponsor Experience Enhances Efficiency & Value Creation Sponsor team has decades of experience deploying agtech & climate tech to enhance upside. Measure, Monitor, Method Developers, Farm and Ranch Tech Carbon Development Report and Verify Registries & Auditors Ag technologies evaluated or Companies that assist landowners Companies that measure, monitor, Organizations that create or assist used by entities affiliated with the with identifying and developing report, and verify outcomes for with carbon sequestration Sponsor could be deployed, high quality carbon sequestration carbon sequestration and standards, project registers, 2 2 where appropriate, to enhance and ecological projects. ecological projects. compliance audits, certifications, 1 2 efficiency and upside. and carbon credit issuance. 1. Sponsor and related entities do not claim to be clients of all companies listed in this section. 2. Sponsor and related entities provide these company and organization examples to illustrate the landscape and do not claim relationships with all organizations identified. 38

New South Wales Government Biodiversity Offsets Opportunity Renewable energy developers could drive up demand for biodiversity credits on AFA properties. ▪ Renewable energy & other developers that will affect biodiversity must first seek to avoid and minimize that impact. The New South Wales government will impose a credit obligation for any remaining impacts. To meet this government mandated biodiversity credit obligation, developers can purchase and retire credits ▪ Landholders, like AFA, can generate two types of credits by agreeing to secure and manage an area of their land to improve and preserve biodiversity: − Ecosystem credits measure threatened species habitats within a plant community − Species credits measure threatened animal species ▪ Biodiversity credit sales provide funding for ongoing management on the land, such as weed and pest management, fire management, and restoration work ▪ NSW biodiversity market is active and sizeable, representing 190,000 credits transferred and A$371M ($246M USD) of market value ▪ Preliminary surveys indicate at least 8 renewable energy or transmission line projects on or near AFA could drive demand for biodiversity credits Total Market Value Biodiversity Across New South Wales (AUD in millions) 11% Species $42 $329 89% Ecosystems Source: NSW Government Office of Environment and Heritage website “The Biodiversity Offsets Scheme,” NSW Government Department of Climate Change, Energy, the Environment and Water website “Biodiversity credits market overview.” 39

Australia's Renewable Energy Zone Development

Land ownership provides AFA with embedded option value.

Australian Renewable Energy Zones

- New South Wales launched five renewable energy zones (REZ) to coalesce renewable energy development into key geographies near transmission lines
- The Deniliquin aggregation sits in the middle of the South West Renewable Energy Zone directly south of the Energy Connect transmission line which is slated to be completed by year end 2024 and a critical component of the Australian government's decarbonization strategy
- The proposed path for the Victorian-NSW interconnect, midway through approvals, will cross the Deniliquin aggregation and may result in payments directly to AFA
  - Path will Involve a 700m wide easement; however, some compensation for the impact on land use will be provided in the ordinary course
- AFA's land is particularly well suited to renewable development
  - Large, contiguous, and flat land parcel
  - Good wind resource
  - Limited constraints from nearby neighbors
- A wind project on AFA's expansive grazing land is anticipated to have minimal impact on AFA's Ag operations
- Proximity to transmission and developable land has already drawn inbound interest from renewable energy developers proposing 1-2 GW wind farms on AFA's land

Proposed Transmission Lines Near AFA's Footprint



Barratta
Boonoke
Peppinella
Wanganella
Warriston
Zara
Public Roads
EnergyConnect East 500kV
EnergyConnect East 330kV
Conservation Areas
Zara
Barratta
Wanganella
Boonoke
Peppinella
Warriston



Epsom Downs
Wargam
Willurah Back Station
Waterloo
Willurah
Ranch
Warwillah
Steam Plains
Barraboo
Oakville
Moonbria
Approximate area required for a 1,000 MW wind project
Boonoke
Euroka
Booabula East
Mymong
Puckaw Idgee
Quiamong
Amaroo
Moonvanco
Peppinella
Yarrum
Bali Hai
Hartwood
Coree
Westerway
Bryanugra
Warriston
Whiporie Park
Jedbank
Killone Park
Forest Creek
Dandaloo
Roads
Existing Transmission Lines
Conservation Areas
Publicly Announced Wind and Solar Projects
Homesteads (NSW only)
Approximate area required for a 1,000 MW project. (Location not confirmed. Illustrative example only)
EnergyConnect East 500kV
EnergyConnect East 330kV

Source: AEMO (Draft 2024 Integrated System Plan for the National Electricity Market, December 2023), Transgrid Energy Connect. See "Use of Projections" and "Forward Looking Statements" disclaimers.

Note: Reflects Sponsors estimate of likely transmission line impact and path.

40

Impact Ag's Industry Expertise

Impact Ag has ~620,000 acres under management across Australia & U.S.

10	**18**
Properties in New South Wales	*Carbon / Biodiversity / Renewable Energy Projects*
~560,000	**~61,000**
Acres of Cattle & Sheep Production	*Acres of Mixed Farming*
~13,000	**~500**
Acres of Irrigated Cropping	*Acres of Permanent Tree Crops*

United States Assets



Australian Assets


Carbon
Biodiversity
Renewable Energy
Livestock
Cropping
Permanent Tree Crop
Water
Coonamble Aggregation
Hay Aggregation
Deniliquin Aggregation

Source: Impact Ag Partners as of 12/31/23.

41

Riverstone's SPAC Success with Real Assets

Riverstone has a successful track record of utilizing SPACs as a real-asset value creation platform.

CENTENNIAL RESOURCE DEVELOPMENT, INC / PERMIAN RESOURCES

- *October 2016:* Completed **de-SPAC at ~$1.6bn EV**
- *December 2016:* First transformative acquisition
- *May 2022:* Announced **$7bn merger of equals with Colgate Energy** and rebranded as Permian Resources[1]
- *November 2022:* Initial dividend
- *November 2023:* Acquired Earthstone for $4.5 billion
- *Since de-SPAC:* Permian Resources has successfully **grown production from 8 mboe/d to 285 mboe/d**

74%

Total Shareholder Return Since de-SPAC

VISTA OIL & GAS

- *April 2018:* Acquired package of E&P assets in the Vaca Muerta in Argentina from Pampa Energia and Pluspetrol
- *Since Acquisition:* Through JVs and concessions, **Vista has quadrupled its acreage position** in the Vaca Muerta
- *Since Acquisition:* Vista has **doubled production** to 56 mboe/d

304%

Total Shareholder Return Since de-SPAC

HAMMERHEAD ENERGY

- *March 2014:* Initial Riverstone investment
- *February 2023:* Completed de-SPAC with Riverstone sponsored SPAC
- *December 2023:* Crescent Point acquired Hammerhead for a mixture of cash and stock
- *Since Acquisition:* Grew production from **1.5 mboe/d to 45 mboe/d**

104%

Total Shareholder Return Since de-SPAC

Riverstone pioneered the oil & gas SPAC category through their success in real-asset value creation; ANSC will be the first real-asset agricultural SPAC.

Source: FactSet as of 5/3/2024.
Note: All figures in USD.
1. Rebrand in September 2022 was in connection with merger.

42

Glossary

Unit Conversions

- **1 DSE (Dry Sheep Unit)** = 7.6 MJ ME/day
  - Amount of energy needed based on a 2 year old 45 kg Merino sheep (wether or non-lactating, non-pregnant ewe) at maintenance
- **1 SCU (Standard Cattle Unit)** = 89.6 MJ ME/day
  - Amount of energy needed based on one mature 1,000 pound cow and her suckling calf. It is assumed that such a cow nursing her calf will consume 26 pounds of dry matter (DM) of forage per day (20 lbs. for the cow and 6 lbs. for the calf).
- **DSE / SCU Conversion** = 11.8x
- **1 Megaliter** = 0.81071 Acre-Feet
- **1 Hectare** = 2.47105 Acres

Sheep Terminology

- **Merino:** breed of sheep with long, fine wool
- **Poll Boonoke:** breed of Merino sheep
- **Wanganella:** breed of sheep known for heavy cutting, bright white, soft handling fleeces
- **Ewe:** female sheep
- **Hogget:** juvenile sheep 11 – 24 months old
- **Lamb:** juvenile sheep up to 11 months old
- **Wether:** castrated male sheep
- **Ram:** intact male sheep
- **Commercial:** unregistered / unpapered sheep
- **Prime:** sheep raised for meat production
- **Stud:** sheep raised for breeding

Cattle Terminology

- **Hereford:** breed of beef cattle
- **Angus:** breed of beef cattle
- **Brahman:** breed of beef cattle
- **Cow:** female cattle
- **Heifer:** cow that has not borne a calf
- **Steer:** castrated male cattle
- **Bull:** intact male cattle
- **Feedlot:** cattle raised for meat production

Crop Terminology

- **Lupins:** legume crop

Carbon Terminology

- **ACCU:** Australian Carbon Credit Unit (equivalent to one ton of CO_2 abated)
- **SMC:** Safeguard Mechanism Credit (credit given to emitting facilities below their targeted baseline emissions)

Water Terminology

- **General Security:** a license for which the available water varies from year to year with climate (rainfall), normally used for irrigating annual crops
- **Supplementary water**: Known as uncontrolled flow in the Water Management Act 2000, this is flow that cannot be regulated or stored for future use and cannot be used to meet a particular entitlement or purpose. Once a supplementary event is declared by DPI Water, it becomes opportunistic water that can be diverted by supplementary license holders and, under certain conditions, 'without debit' by general security license holders
- **Groundwater / bore water:** Bore water comes from groundwater which in turn comes from rain that has naturally seeped into the ground and is stored in spaces between soil and rocks. The layers and bodies of water in these underground spaces are known as aquifers. Groundwater is brought to the surface using a bore (well), or a network of bores

Corporate Terminology

- **ANSC:** Agriculture & Natural Solutions Company Limited (combined company)
- **AFA:** Australian Food & Agriculture Company (target)
- **SPAC:** Agriculture & Natural Solutions Acquisition Corporation (SPAC)

Source: AgriWeb, AFA Management.

43

Appendix Risk Factors 44

Risk Factors The following summary risk factors are certain of the risk factors that have been identified related to the proposed business combination (the “Proposed Business Combination”) between Agriculture & Natural Solutions Acquisition Corporation (the “SPAC”), Agriculture & Natural Solutions Company Limited (“NewCo”) and Australian Food & Agriculture Company Limited (“AFA”). The following list of summary risk factors is not exhaustive and is qualified in its entirety by more comprehensive disclosures contained in future documents to be prepared and filed or furnished by NewCo, the SPAC and AFA to the United States Securities and Exchange Commission (the “SEC”), including documents related to the Proposed Business Combination. The risk factors presented in such filings with the SEC will be consistent with the disclosure that would be required by a public company in its SEC filings, including with respect to business and securities matters related to the SPAC, NewCo and AFA, as well as the Proposed Business Combination and the public company following the closing of the Proposed Business Combination ( ANSC ), and may differ significantly from and be more extensive than the summaries presented below. If the SPAC, AFA or ANSC cannot address the following risks and uncertainties, or any other risks or difficulties that arise in the future, effectively, their business, financial condition, and results of operations could be materially and adversely affected. The risks described below are not the only ones that the Proposed Business Combination, the SPAC, AFA or ANSC may face. Additional risks of which the SPAC and AFA are presently not aware or presently believe not to be material may also impair the SPAC, AFA or ANSC’s business, financial condition, and results of operations. Risks Related to AFA’s Business ▪ AFA has experienced growth and expects to invest in growth for the foreseeable future. If it fails to manage its growth effectively, its business, operating results and financial condition could be adversely affected. ▪ Changes in domestic and foreign business conditions, markets, energy prices, interest rates, and financial, political and legal conditions, could have a material adverse effect on AFA’s business and results of operations. ▪ The variability of AFA’s business, related to changes in livestock and soft commodity price fluctuations, may cause significant changes in revenue and operating results year over year which could materially and adversely affect ANSC’s business, results of operations, financial condition and stock price. ▪ A rise in the price of inputs related to the production and distribution of AFA’s products, such as personnel, fertilizer, chemicals, feed, and transport costs, could have a material adverse effect on ANSC’s business, results of operations, financial condition and stock price. ▪ The majority of AFA’s sales are under short-term contracts to customers (i.e., meat processors, etc.) in Australia, which conveys significant negotiating power on customers for the acquisition of livestock and soft commodities, and could materially and adversely affect ANSC’s business, results of operations, financial condition and stock price. ▪ The occurrence of unforeseen natural events such as flood, drought, fire, hail, bushfires and other extreme weather conditions affecting AFA’s production and property could materially and adversely affect ANSC’s business, results of operations, financial condition and stock price. ▪ AFA faces the threat of an outbreak of crop disease, livestock disease and pestilence, the result of which could materially and adversely affect AFA’s business, results of operations, financial condition and stock price. ▪ AFA faces threats to the health and safety of livestock, agriculture and other environmental issues that could materially and adversely affect AFA’s business, results of operations, financial condition and stock price. ▪ Water scarcity in Australia given the relatively dry and variable climate where AFA does business and potential for prolonged periods of lower than average rainfall in Australia, along with the emergence of climate change, could materially and adversely affect AFA’s business, results of operations, financial condition and stock price. ▪ Wide fluctuations in prices of agricultural commodities and derivatives due to changes in factors including weather, crop disease, plantings, government programs and policies, could materially and adversely affect ANSC’s business, results of operations, financial condition and stock price. ▪ AFA faces significant competition in each of its businesses and has numerous competitors. This competition could lead to a decrease in the level of consumer demand for AFA’s products, which could materially and adversely affect ANSC’s business, results of operations, financial condition and stock price. ▪ AFA may be accused of infringing or misappropriating the intellectual property rights of others, whether or not meritorious. Defending against such intellectual property claims can be time-consuming, require substantial financial costs, and divert AFA’s resources away from its business efforts, regardless of the outcome. ▪ AFA relies on the secure storage, maintenance, and transmission of and access to data on its information technology systems. Even with commercially reasonable data security, integrity, and protection measures, the information technology systems may be vulnerable to system failures, cyber-based attacks, human error, natural disasters, network security breaches, other security incidents, or alleged violations of laws, regulations, or other obligations relating to data handling that could result in liability, any of which could impair AFA’s operations or adversely affect its reputation or financial condition. ▪ AFA’s operations rely on dependable and efficient transportation services. A disruption in transportation services could result in difficulties supplying materials to AFA’s facilities and impair its ability to deliver products to its customers in a timely manner. ▪ AFA competes for the acquisition of inputs such as agricultural commodities, materials and supplies, as well as for a talented workforce, which could be affected by potential changes in standards of living and supply and demand changes to global production of similar and competitive crops. ▪ AFA faces risks related to federal, state, and local regulation affecting its operations, and socially acceptable farming practices, including changes to and the imposition of new practices and regulations, that could materially and adversely affect AFA’s business, results of operations, financial condition and stock price. ▪ AFA may face product safety or quality risks, shifting consumer preferences, and customer product liability claims that could materially and adversely affect AFA’s business, results of operations, financial condition and stock price. ▪ Decreased water allocations from the relevant Australian governmental authorities and changes to water regulations in Australia that adversely impact the growth of pasture and crops and availability of water for direct consumption by AFA’s livestock could materially and adversely affect AFA’s business, results of operations, financial condition and stock price. ▪ Prolonged periods of lower than average rainfall in Australia and the adverse effect of global climate change trends on AFA and its suppliers and customers could materially and adversely affect AFA’s business, results of operations, financial condition and stock price. ▪ Safety incidents related to AFA’s business, including related to heavy farming equipment handling, that lead to serious injury to, or death of, AFA’s employees or contractors could lead to actual or threatened legal actions. 45

Risk Factors (Cont’d) Risks Related to AFA’s Business (Cont’d) ▪ AFA’s ability to recruit new and maintain existing distributors and key contractors is fundamental to its future profitability and success. ▪ Frequent and extreme fluctuations in the price, availability and quality of electricity and other raw materials and contracted products that are essential to AFA’s operations could be affected by factors such as adverse movements in currency exchange rates. ▪ General global and local economic conditions, including access to capital and credit markets and other factors affecting consumer confidence, preferences, and behavior could materially and adversely impact AFA’s business, results of operations, financial condition and stock price. ▪ If AFA is unable to maintain sufficiently high credit ratings, access to commercial paper and other debt markets and costs of borrowings could be materially and adversely affected, which could materially and adversely affect AFA’s operating results. ▪ AFA may face changes in global and local governmental regulations and policies, including trade restrictions, food safety regulations, sustainability requirements, traceability, environmental laws and other government regulations and mandates, which could materially and adversely impact AFA’s ability to operate its business successfully. ▪ AFA’s exposure to litigation claims and other loss contingencies could materially and adversely affect AFA’s business, results of operations, financial condition and stock price. ▪ Tax matters, including increases in income tax rates, disagreements with tax authorities or changes in tax laws and liabilities and tariffs, could materially adversely affect AFA’s business, results of operations, or financial condition. ▪ AFA may face changes in legal, regulatory, tax, political and economic risks, which could materially and adversely affect AFA’s revenues and operating results. ▪ A substantial limitation on AFA’s access to external financing, including access to new debt and refinancing of existing debt, in its capital intensive business, could materially and adversely affect AFA’s business, results of operations, financial condition and stock price. ▪ AFA’s inability to meet its liquidity needs for a certain period, if its assets, securities or commodities cannot be liquidated, sold or traded quickly enough without impacting the market price, could materially and adversely affect AFA’s business, results of operations, financial condition and stock price. ▪ AFA’s loss of key customers or AFA’s failure to attract new customers could materially and adversely affect AFA’s business, results of operations, financial condition and stock price. ▪ AFA’s loss of key personnel, including management personnel with particular expertise in the agricultural sector, could have an adverse impact on AFA’s business. There can be no assurance that AFA will be able to attract and retain suitably qualified and experienced personnel given the competition in the industry. ▪ AFA has entered into commercial agreements with third parties. If any counterparty to such commercial agreements defaults in the performance of its obligations, it may be necessary for AFA to seek a legal remedy, which could require AFA to incur material costs and expenses, regardless of the outcome, and could in turn materially and adversely affect AFA’s business, results of operations, financial condition and stock price. ▪ There are areas of land which AFA has an interest in, which overlap with existing native title claims from the Aboriginal people in the area, and there remains the possibility that, in the future, other native title claims may impact AFA’s land and that engagement will be required with native title parties, which may result in delays and/or increased costs incurred by AFA that adversely impact AFA’s profitability. ▪ Some of the parcels of land which AFA has an interest in are subject to registered Aboriginal heritage sites and/or ‘other heritage places’. Further investigations may need to be undertaken to determine whether the ‘other heritage places’ meet the criteria to be registered as Aboriginal sites or heritage places, and if determined to be Aboriginal sites or heritage places, AFA’s activities in such areas may be precluded or limited, which could cause delays in AFA’s operations. ▪ The Transgrid Victoria to New South Wales Interconnector West (“VNI West”) preferred corridor transmission line will impact part of the northern Deniliquin aggregation. The VNI West proposed transmission line connects the high voltage electricity grids within New South Wales and Victoria and will involve the construction of a 500 kilovolt double-circuit overhead transmission line. While the preferred 1km wide route presently requires environmental assessment and ongoing consultation with landowners (before undergoing environmental impact assessment and approval by the New South Wales and Commonwealth governments) depending on the location of the route there may be potential adverse implications for the ongoing use of the relevant properties during the construction and operation phase, which may impact AFA’s revenue. ▪ There are areas of land which AFA has an interest in, which appear to be subject to the Environmental Protection and Biodiversity Act 1999 (Cth) (the “EPBC Act”). Compliance with the EPBC Act may result in delays and/or increased costs incurred by AFA that adversely impact AFA’s profitability. ▪ AFA’s operating results are highly dependent upon and fluctuate based upon business and economic conditions and governmental policies affecting the agricultural industry in which AFA or its customers operate. These conditions and policies are outside of AFA’s control and may significantly affect AFA’s profitability. ▪ AFA does not control the activities of its farmer customers, and facts or circumstances may occur as a result of these customers’ actions or omissions which could harm AFA’s reputation and sales. ▪ Risks related to epidemics or pandemics, including the effects of related public health concerns and the impact of actions that may be taken by governmental authorities and other third parties in response to an epidemic or pandemic could materially and adversely affect ANSC’s business, results of operations, financial condition and stock price. 46

Risk Factors (Cont’d) Risks Related to Securities Ownership ▪ The price of the shares of ANSC may be subject to wide fluctuations based on various factors including quarterly fluctuations in results of operations, financial results which deviate from analysts’ expectations, general economic conditions, legislative changes, changes in business prospects, and other events and factors that are beyond ANSC’s control. There can be no assurance that an active and liquid market for the shares of ANSC will develop or be maintained or that the price of ANSC’s shares will not decline. ▪ If ANSC is a passive foreign investment company for U.S. federal income tax purposes, certain holders of ANSC’s shares or warrants could be subject to adverse U.S. federal income tax consequences. ▪ ANSC may operate, or expand into, multiple jurisdictions, which could impose additional tax, compliance, regulatory, market, foreign currency and other multi-jurisdictional financial risks. ▪ Under Australian law, certain transfers of stock in ANSC may be subject to landholder duty and that will be determined having regard to the percentage and value of the stock transfers. ▪ The coverage of ANSC’s business or securities by securities or industry analysts, or the absence thereof, could materially and adversely affect the trading price and volume of ANSC’s shares, warrants and other securities. ▪ Certain estimates of market opportunity and forecasts of market growth may prove to be inaccurate, which could materially and adversely affect ANSC’s business, results of operations, financial condition and stock price. ▪ Sales of a substantial number of shares by ANSC’s shareholders could cause the price of ANSC’s shares to decline. ▪ ANSC may complete additional financings in the future which may have a dilutive or negative effect on existing securityholders. ▪ As a foreign private issuer of securities in the United States, ANSC will be permitted to and may adopt certain home country practices in relation to corporate governance matters that differ significantly from the listing exchange rules of the New York Stock Exchange (“NYSE”) or another stock exchange on which ANSC lists (the “Listing Rules”); these practices may afford less protection to shareholders than they would enjoy if ANSC complied fully with the Listing Rules. ▪ The ability of ANSC to issue equity or equity-linked securities or obtain debt financing in connection with the Proposed Business Combination or in the future could materially and adversely affect ANSC’s business, results of operations, financial condition and stock price. Public Company Risks ▪ ANSC will incur significant expenses and administrative burdens as a public company, compared to AFA’s historical expenses in similar areas. ▪ ANSC will require additional time and incur additional costs associated with the expansion of ANSC’s organization to develop the qualified personnel necessary to operate a public company. ▪ Potential wage inflation may increase the costs of managing ANSC and make it more difficult to hire and retain the personnel required to effectively run a public company. ▪ Some members of ANSC’s management team may have limited experience in operating within a public company environment. ▪ If ANSC fails to establish and maintain effective internal controls, the ability of ANSC to produce accurate financial statements and other disclosures on a timely basis could be impaired. ▪ ANSC’s disclosure controls and procedures may not prevent or detect all errors or acts of fraud. ▪ Changes in accounting rules and regulations, or interpretations thereof, could result in unfavorable accounting charges or require ANSC to change its compensation policies. ▪ AFA’s financial statements have not been audited under the standards of the U.S. Public Company Accounting Oversight Board (“PCAOB”). If AFA identifies material weaknesses in connection with the audit of AFA’s financial statements under PCAOB standards, if any material weaknesses are not remediated, or if material weaknesses are identified in the future, this could result in material misstatements in AFA’s consolidated financial statements or cause ANSC to fail to meet its periodic reporting obligations. 47

Risk Factors (Cont’d) Risks Related to the Business Combination ▪ The announcement or pendency of the Proposed Business Combination may impact AFA’s business relationships, performance, and operations generally. ▪ The SPAC and AFA will incur significant transaction costs in connection with the Proposed Business Combination. ▪ There can be no assurance that ANSC’s securities will be approved for listing on the chosen stock exchange or that ANSC will be able to comply with the continued listing standards of such stock exchange and maintain the listing of its securities. ▪ The ability to successfully effect the Proposed Business Combination and ANSC’s ability to successfully operate the business thereafter will largely depend on the efforts of certain key personnel of AFA, who are expected to stay with ANSC following the Proposed Business Combination. The loss of such key personnel could negatively impact the operations and financial results of ANSC. ▪ ANSC may not be able to recognize the anticipated benefits of the Proposed Business Combination, which may be affected by, among other things, competition and the ability of ANSC to grow and manage growth profitably and retain its management and key employees. ▪ Restatements of previously issued financial statements, the filing of notices that previously issued financial statements may not be relied upon, and findings of material weaknesses and significant deficiencies in internal controls over financial reporting could delay or have a material adverse effect on the SPAC’s and AFA’s ability to consummate the Proposed Business Combination. ▪ Legal proceedings in connection with the Proposed Business Combination, the outcomes of which are uncertain, could delay or prevent the completion of the Proposed Business Combination or have a material adverse effect on ANSC following the Proposed Business Combination. ▪ The consummation of the Proposed Business Combination is subject to a number of conditions and if those conditions are not satisfied or waived, the Business Combination Agreement to effect the Proposed Business Combination (the “Business Combination Agreement”) may be terminated in accordance with its terms and the Proposed Business Combination may not be completed. More specifically, in the event of insufficient cash raised through a potential private placement in connection with the Proposed Business Combination (the “Private Placement”), shareholder redemptions may reduce the SPAC’s trust account greater than projected and other sources of cash to complete the Proposed Business Combination may also be insufficient to meet the minimum cash condition required for the closing, in which case the closing may not occur in a timely manner or at all. ▪ The timely and successful closing of the Proposed Business Combination could be delayed if regulatory approvals, including from the Australian Federal Treasurer under the Foreign Acquisition and Takeovers Act 1975 (Cth), are not obtained, or the approval of the SPAC and AFA shareholders is not obtained or approvals are subject to unanticipated conditions that adversely affect ANSC. ▪ AFA’s principal banking facility requires consent of the lender for the Proposed Business Combination, and the failure to obtain such consent could result in an event of default. A termination of AFA’s principal banking facility or significant change in loan conditions could adversely affect ANSC. ▪ The issuance of securities in connection with the Private Placement will dilute substantially the voting power of ANSC’s shareholders following the Proposed Business Combination. ▪ There can be no assurance that sufficient capital will be raised in the Private Placement to consummate the Proposed Business Combination or for use by ANSC following the Proposed Business Combination. 48

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